Exhibit 10.3

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

THIS AGREEMENT is made the 4th day of April 2011

Between

(1)	Kulicke & Soffa Pte. Ltd. (registration number 199902120H), as borrower (“Borrower” and includes its successors in title); and

(2)	DBS Bank Ltd. (registration number 196800306E), as lender (the “Lender”).

WHEREBY IT IS AGREED as follows:-

RECITAL

(A)	At the request of the Borrower, the Lender has agreed to make available to the Borrower the following banking facilities (“Facilities”):-

(i)	a short term loan facility of up to the maximum aggregate principal amount of US Dollar Twelve Million (USD12,000,000.00) only (“STL Facility”); and

(ii)	a revolving credit facility of up to the maximum aggregate principal amount of US Dollar Eight Million (USD8,000,000.00) only (“RC Facility”),

upon the terms and subject to the conditions herein contained.

INTERPRETATION

1.1           Definitions: In this Agreement, each of the following expression has, except where the context otherwise requires, the meaning shown opposite it:-

Availability Period	(a)
in relation to the STL Facility, a period commencing from the date of this Agreement and ending on the close of business in Singapore on the day falling on the date of notice to terminate the STL Facility by the Lender pursuant to clause 5.10 hereof and/or cancellation of the STL Facility by the Borrower pursuant to clause 5.11 hereof;

(b)
in relation to the RC Facility, a period commencing from the date of this Agreement and ending on the close of business in Singapore on the day falling one (1) month before the Final Maturity Date or such later date as may be agreed by the Lender in its absolute discretion;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

Borrower	KULICKE & SOFFA PTE. LTD. (registration number 199902120H) and includes its successors in title;

Business Day	a day (other than a Saturday, Sunday or public holiday) on which banks are open for business in Singapore and New York City for the transaction of business of the nature required by this Agreement;

Corporate Guarantee
a corporate guarantee in the form and substance prescribed by the Lender and agreed by the Corporate Guarantor executed or to be executed by the Corporate Guarantor in favour of the Lender to guarantee the payment and repayment of the Total Secured Amounts upon the terms and subject to the conditions therein contained, and which expression shall, where the context so admits, include any amendment(s) or variations(s) thereof and addition(s) thereto and any other instrument(s) executed supplemental thereto or in substitution thereof;

Corporate Guarantor
KULICKE AND SOFFA INDUSTRIES, INC, a company incorporated in Pennsylvania, United States of America and having its registered office at 1005 Virginia Drive, Ft. Washington, PA 19304 and includes its successors in title;

Events of Default	any of those events specified in clause 13.1 hereof;

Facilities	collectively, the STL Facility and the RC Facility;

Final Maturity Date	10 September 2013;

GAAP	means generally accepted accounting principles, standards and practices in Singapore;

Group	the Corporate Guarantor and its subsidiaries collectively and “member of the Group” shall be construed accordingly;

Interest Determination Date	the date which is the second (2nd) Business Day prior to the commencement of each Interest Period;

Interest Payment Date	the last day of an Interest Period;

Lender	DBS BANK LTD. (registration number 196800306E) and includes its successors and assigns;

Letter of Offer
the letter of offer dated 11 March 2011 relating to the STL Facility and the RC Facility issued by the Lender in favour of the Borrower which reference shall include any amendment(s) or variation(s) thereto or addition(s) thereto and any instrument(s) executed supplemental thereto or in substitution thereof;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

RC Drawing
the amount of a drawing made or to be made under the RC Facility following the delivery of a RC Drawing Notice under clause 4.1(f) or, where the context so requires, any part thereof for the time being outstanding;

RC Drawing Notice	a notice of drawing substantially in the form set out in Schedule 5, duly completed and signed by the Borrower;
RC Facility
a revolving credit facility of up to the maximum aggregate principal amount of US Dollar Eight Million (USD8,000,000.00) only made or to be made available by the Lender to the Borrower upon the terms and subject to the conditions herein contained;

RC Interest Determination Date	the date which is the second (2nd) Business Day prior to the commencement of each of the RC Interest Period;
RC Interest Payment Date	the last day of a RC Interest Period;
RC Interest Period
in relation to any RC Drawing or the RC Rollover, a period of one (1), two (2), three (3) or six (6) month(s) as selected by the Borrower pursuant to clause 7.1 hereof, or if an Event of Default shall occur and is continuing or if the sum to be drawndown is not available to the Lender for the period selected by the Borrower (which non-availability shall be notified by the Lender to the Borrower at least two (2) Business Days prior to the proposed RC Drawing or RC Rollover, as the case may be), such other period of any duration as the Lender may at its discretion determine (provided that to the extent practicable the Lender will inform and consult with the Borrower prior to such determination) and for which funds are available but so that:-

(a) the first (1st) RC Interest Period shall commence on the date of the RC Drawing and expire on the last day of the RC Interest Period current at that time;

(b) each subsequent RC Interest Period shall commence on the day next following the last day of the previous RC Interest Period;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(c)
a RC Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if that Business Day falls in the following month, the preceding Business Day;

(d)
if a RC Interest Period is extended or shortened by the application of (c) above, the following RC Interest Period shall (without prejudice to the application of (c) above) end on the day on which it would have ended if the preceding RC Interest Period had not been so extended or shortened; and

(e) a RC Interest Period which would otherwise terminate after the expiry of the Availability Period in relation to the RC Facility shall be shortened to end of the expiry of such Availability Period;

RC Loan	at any time, the aggregate amount of all RC Drawings and RC Rollovers outstanding at that time;
RC Rollover	the amount of the RC Drawing rolled over following the delivery of the RC Rollover Notice under clause 4.1 hereof;
RC Rollover Notice	a notice of the rollover substantially in the form set out in Schedule 6 duly completed and signed by the Borrower;
RC Secured Amounts	at any time, the aggregate of the RC Loan, interest thereon, and such other sums as are outstanding or otherwise due and owing under the RC Facility and in accordance with the terms of this Agreement;

RC Prescribed Rate	such rate equal to the aggregate of two point five per centum (2.5%) per annum and the SIBOR determined by the Lender on each RC Interest Determination Date;

Reference Banks	in relation to the determination of SIBOR, the principal Singapore offices of:-

	(a)	DBS BANK LTD.;

	(b)	CITIBANK;

	(c)	BANK OF TOKYO MITSUBISHI UFJ,

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

or such other banks as may from time to time be mutually agreed between the Borrower and the Lender;

Debenture
a debenture in form and substance prescribed by the Lender executed or to be executed by the Borrower in favour of the Lender whereby the Borrower shall create or has created a first (1st) fixed charge and a first (1st) floating charge over the assets and the properties of the Borrower in Singapore as security for the Total Secured Amounts, and which expression shall, where the context so admits, include any amendment(s) or variations(s) thereof and addition(s) thereto and any other instrument(s) executed supplemental thereto or in substitution thereof;

Standard Terms and Conditions	the standard terms and conditions governing banking facilities granted by the Lender generally, which are appended to the Letter of Offer;

Security Documents
collectively, the Corporate Guarantee, the Debenture and any other documents for the time being or from time to time constituting the security for the Total Secured Amounts and the obligations and liabilities of the Borrower under the Facilities and this Agreement; and references to “Security Document” include references to any of them;

Security Interest
any encumbrance, mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, right of set-off, assignment by way of security, or any security interest whatsoever, howsoever created or arising excluding hire purchase transactions, liens and rights of set-off arising in the normal course of trading or by operation of law;

SIBOR
in relation to any amount proposed to be drawndown or owing by the Borrower hereunder in relation to the RC Drawing, RC Rollover or STL Drawing, on which interest for the relevant STL Interest Period and/or RC Interest Period is to accrue:-

(a)
the percentage rate per annum equal to the offered quotation published or reported by Reuters Limited and appearing on the Reuters monitor screen which displays the offered rate (rounded upwards if necessary to the nearest one sixteenth (1/16) of one per centum (1%)) for deposits in US Dollar for such period equal or approximate to the STL Interest Period and/or the RC Interest Period at or about 11.00 a.m. (Singapore time) on the STL Interest Determination Date and/or RC Interest Determination Date, as the case may be, for such period; or

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(b)
if no quotation for US Dollar and the relevant STL Interest Period and/or RC Interest Period is displayed and no alternative basis is agreed pursuant to clause 10.3(b)(ii) for determining the rate of interest and/or basis of funding, the arithmetic mean (rounded upwards to four decimal places) of the rates (as notified to the Lender) at which each of the Reference Banks was offering to prime banks in the Singapore Interbank Market at or about 11.00 a.m. (Singapore time) on the STL Interest Determination Date and/or the RC Interest Determination Date, for such period equal or approximate to the relevant STL Interest Period and/or RC Interest Period, as the case may be;

STL Drawing	the amount of the drawing made or to be made under the STL Facility following the delivery of a STL Drawing Notice under clause 4.1(c) hereof;

STL Drawing Notice
the notice of STL Drawing substantially in the form set out in Schedule 3 hereto, duly completed and signed by an authorised officer of the Borrower and where the context so requires shall mean any one or more of them;

STL Facility
a short term loan facility of up to the maximum aggregate principal amount of US Dollar Twelve Million (USD12,000,000.00) only made or to be made available by the Lender to the Borrower upon the terms and subject to the conditions herein contained;

STL Interest Determination Date	the date which is second (2nd) Business Days prior to the commencement of each STL Interest Period;

STL Interest Period
in relation to the STL Drawing, a period of one (1), two (2), three (3) or six (6) month(s) as selected by the Borrower pursuant to clause 5.1 hereof, or if an Event of Default shall occur and is continuing or if the sum to be drawndown is not available to the Lender for the period selected by the Borrower (which non-availability shall be notified by the Lender to the Borrower at least two (2) Business Days prior to the proposed STL Drawing), such other period of any duration as the Lender may at its discretion determine (provided that to the extent practicable the Lender will inform and consult with the Borrower prior to such determination) and for which funds are available but so that:-

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(a) the first (1st) STL Interest Period shall commence on the date of the STL Drawing and expire on the last day of the STL Interest Period current at that time;

(b) each subsequent STL Interest Period shall commence on the day next following the last day of the previous STL Interest Period;

(c)
a STL Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if that Business Day falls in the following month, the preceding Business Day;

(d)
if a STL Interest Period is extended or shortened by the application of (c) above, the following STL Interest Period shall (without prejudice to the application of (c) above) end on the day on which it would have ended if the preceding STL Interest Period had not been so extended or shortened; and

(e) a STL Interest Period which would otherwise terminate after the STL Repayment Date shall be shortened such that it shall expire on the STL Repayment Date;

STL Loan	at any time, the aggregate amount of the STL Drawings outstanding, at that time;

STL Prescribed Rate	subject to clause 5.9 hereof, such rate equal to the aggregate of one point five per centum (1.5%) per annum and the SIBOR determined by the Lender on each STL Interest Determination Date;

STL Repayment Date	the date falling on the last day of the selected STL Interest Period for that STL Drawing;

STL Rollover	the amount of the STL Drawing rolled over following the delivery of the STL Rollover Notice under clause 4.1(d) hereof;

STL Rollover Notice	a notice of the rollover substantially in the form set out in Schedule 4 duly completed and signed by the Borrower;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

STL Secured Amounts
at any time, the aggregate of the STL Loan together with interest thereon and all other amounts payable by the Borrower to the Lender in connection with the STL Facility as provided under the terms of this Agreement;

Total Secured Amounts
the aggregate of the STL Secured Amounts and the RC Secured Amounts in accordance with the terms contained in this Agreement at that time and references to the “Total Secured Amounts” include any part thereof; and

USD and US Dollar	the lawful currency of United States of America and, in relation to all payments to be made under this Agreement, same day funds.

1.2	Construction:

(a)	Unless the context otherwise requires, any reference in this Agreement to:

(i)	an “agreement” also includes a concession, contract, deed, franchise, licence, treaty or undertaking (in each case, whether oral or written);

(ii)	the “assets” of the Borrower shall be construed as a reference to the whole or any part of its undertaking, property, assets, revenues and rights;

(iii)	a “clause” shall, subject to any contrary indication, be construed as a reference to a clause hereof;

(iv)
an “encumbrance” shall be construed as a reference to a mortgage, charge, pledge, lien or other encumbrance securing any obligation of any person or any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements) having a similar effect;

(v)
a “guarantee” also includes any other obligation (whatever called) of any person to pay, purchase, provide funds (whether by way of the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person;

(vi)
“indebtedness” shall be construed as to include any obligation (whether present or future, actual or contingent, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money;

(vii)
“law” includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction or any present or future directive, regulation, request or requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive, regulation, request or requirement is addressed);

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(viii)
a “month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to “months” shall be construed accordingly);

(ix)
a “person” shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

(x)	a “Schedule” shall, subject to any contrary indication, be construed as a reference to a schedule hereto;

(xi)
“tax” shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including, without limitation, any penalty payable in connection with any failure to pay or any delay in paying any of the same); and

(xii)
the “winding-up” or “dissolution” of a company shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company is incorporated or any jurisdiction in which such company carries on business;

(b)
this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied or supplemented;

(c)	a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted;

(d)	words importing the plural shall include the singular and vice versa; and

(e)	Clause and Schedule headings are for ease of reference only.

THE FACILITIES

2.1         The Facilities: Subject to the provisions of this Agreement, the Lender has, at the request of the Borrower, agreed to make available to the Borrower the following banking facilities:-

(a)	a short term loan facility of up to the maximum aggregate principal amount of US Dollar Twelve Million (USD12,000,000.00) only; and

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(b)	a revolving credit facility of up to the maximum aggregate principal amount of US Dollar Eight Million (USD8,000,000.00) only.

2.2         Purpose: The Facilities shall be utilised by the Borrower to finance its working capital requirement.

AVAILABILITY

3.1         Conditions Precedent: The Facilities shall become available to the Borrower on the date the Lender has received the documents and evidence listed in Schedule 1 hereto in each case in form and content satisfactory to the Lender.

3.2         Waiver of Conditions Precedent: The documents and evidence set out in Schedule 1 hereto are inserted for the sole benefit of the Lender and may be waived in whole or in part by the Lender with or without terms or conditions and without prejudicing the rights of the Lender under this Agreement to assert such terms and conditions in respect of subsequent utilisation of the Facilities.

UTILISATION

4.1         Conditions: Subject to the provisions of this Agreement, the Borrower may, on any Business Day during the Availability Period, utilise the Facilities if:-

(a)	no Event of Default has occurred and subsisting or will occur as a result of the making of the proposed utilisation of the Facilities;

(b)	the conditions precedent contained in Schedule 1 have been fulfilled by the Borrower (or otherwise waived by the Lender pursuant to clause 3.2);

(c)	in relation to the STL Facility, the Lender has received a STL Drawing Notice at least three (3) Business Days before the relevant proposed STL Drawing;

(d)	in the case of the STL Rollover, the Lender has received the STL Rollover Notice at least three (3) Business Days before the STL Interest Determination Date;

(e)	following the making of proposed STL Drawing, the STL Loan does not exceed US Dollar Twelve Million (USD12,000,000.00);

(f)	in relation to the RC Drawing, the Lender has received a RC Drawing Notice from the Borrower at least three (3) Business Days before the date of a proposed RC Drawing;

(g)	in the case of the RC Rollover, the Lender has received the RC Rollover Notice at least three (3) Business Days before the RC Interest Determination Date;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(h)	following the making of a proposed RC Drawing or RC Rollover, the RC Loan does not exceed US Dollar Eight Million (USD8,000,000.00) only;

(i)	in respect of a RC Rollover, the Borrower shall have paid in full all interest due and payable on the amount to be rolled over at the end of the relevant RC Interest Period;

(j)
there has been no material adverse change in the condition (financial or otherwise) of the Borrower and no extraordinary circumstance or change of law or other governmental action which would materially and adversely affect the ability of the Borrower to observe and perform the covenants and obligations on its part to be performed and observed under this Agreement; and

(k)
each of the representations and warranties set out in clause 11.1 remains accurate to the extent provided therein on the date of the proposed utilisation of the Facilities as if given on that date by reference to the facts and circumstances then existing, then subject to the provisions of this Agreement, the Borrower may on any Business Day during the tenure of the STL Facility or the RC Facility make a STL Drawing or RC Drawing or a RC Rollover, as the case may be, under the Facilities.

4.2         Irrevocability: Subject to the provisions in clause 4.3, each STL Drawing Notice and/or RC Drawing Notice shall be irrevocable and, subject to clauses 10.1, 10.2 and 10.3, the Borrower shall borrow the amount stated in each STL Drawing Notice and/or the RC Drawing Notice on the date specified therein.

4.3         Amount: The amount of each STL Drawing and/or RC Drawing shall be in multiples of US Dollar One Hundred Thousand (USD100,000.00) only and shall not be less than US Dollar Five Hundred Thousand (USD500,000.00), or if less, the unutilised portion of each of the STL Facility or the RC Facility and in any event such that it is less than or equal to the unutilised portion of each of the STL Facility or the RC Facility. For the avoidance of doubt, the Borrower may have multiples STL Drawing and/or RC Drawing.

4.4         Confirmation: The Lender shall, as soon as practicable, send to the Borrower a confirmation in respect of each STL Drawing and/or RC Drawing made by the Borrower under the Facilities. Such confirmation shall be conclusive and binding on the Borrower unless the Borrower objects in writing thereto within fourteen (14) days of the date of such confirmation.

PROVISIONS RELATING TO THE STL FACILITY

5.1         STL Interest Period: Subject to the definition of “STL Interest Period” in clause 1.1, each STL Interest Period shall be for one (1), two (2), three (3) or six (6) month(s) as selected by the Borrower in a written notice received by the Lender not later than 11.00 a.m. on the STL Interest Determination Date.

5.2         STL Rate: The rate of interest payable on the STL Facility shall be the STL Prescribed Rate.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

5.3         Payment: Interest under this Agreement and the STL Facility shall be calculated on the basis of actual days elapsed and a year of three hundred and sixty (360) days and shall be paid by the Borrower to the Lender in arrears on each STL Interest Payment Date.

5.4         Late Payments: In addition to and without prejudice to the rights of the Lender under this Agreement, if the Borrower fails to pay any amount due and owing under the STL Facility in accordance with this Agreement, the Borrower shall pay interest on that overdue amount from the date of default up to the date of actual payment (as well before and after judgment and notwithstanding that the relationship of banker and customer between the Borrower and the Lender has been terminated) at the rate per annum, subject to clause 5.9 hereof, which is three per centum (3.0%) per annum above the STL Prescribed Rate. Notwithstanding that demand has been made, interest shall accrue until the date of actual payment. Such default interest shall be calculated on a daily basis, based on the number of days elapsed and a year of three hundred and sixty (360) days. Unless otherwise provided in this Agreement, interest on such overdue amounts shall be due and payable immediately on demand by the Lender but if not previously demanded, shall be paid at the end of each month or period as may be mutually agreed between the Lender and the Borrower.

5.5         Lender's Notification: The Lender shall notify the Borrower of the amount of interest payable as soon as it is determined under this Agreement. The notification of the Lender as to the amount of interest payable shall, in the absence of manifest error, be conclusive and notwithstanding anything hereinafter contained, any delay on the part of the Lender to give notice in accordance with the provisions herein contained shall not absolve the Borrower from its obligation to pay the rate of interest as notified pursuant to this clause 5.5.

5.6         Capitalisation of Interest: The interest on any principal monies for the time being hereby secured under the STL Facility including capitalised interest shall, if remaining unpaid, on each STL Interest Payment Date be capitalised and added for all purpose to the principal sum then owing and shall thenceforth bear interest at the rate specified in clause 5.4 hereof and be payable accordingly and all the covenants and conditions contained in these presents and all powers and remedies conferred by law or these presents and all rules of law or equity in relation to the said principal sum and interest shall equally apply to such capitalised arrears of interest and to interest on such arrears.

5.7         Ascertaining Limits: For the purposes of ascertaining whether the limit of the principal intended to be hereby secured under the STL Facility has been exceeded or not, all accumulated and capitalised interest shall be deemed to be interest and not principal sum.

5.8         Interest After Cessation of Relationship: The Borrower expressly agrees that the rights of the Lender to charge interest and/or interest on late payments and/or capitalised interest as provided for herein, shall subsist until full payment of the STL Secured Amounts shall have been received by the Lender, notwithstanding that the Lender may have issued any notice of or demand to the Borrower to repay the STL Facility and/or the relationship between the Lender and the Borrower as banker and customer may have been terminated and/or the account of the Borrower with the Lender closed.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

5.9         Variation: Notwithstanding the provisions relating to the rate of interests payable under clause 5.2 and clause 5.4, the Lender shall be entitled to vary at its discretion the margin of interest over the SIBOR and/or the late payment interest referred in Clause 5.4 above within the guidelines issued by any authorities having jurisdiction over the Lender in Singapore, by serving a notice in writing to the Borrower of such intention and the new rate of interest shall be payable on such date of the RC Drawing, the RC Rollover or the STL Drawing, as the case may be, made after the date specified in the said notice.  Service of such notice shall be effected in the same manner as a notice demanding payment of the balance due as hereinafter provided.

5.10       Review: Subject always to the Lender’s right to recall and cancel the STL Facility upon demand and pursuant to clause 13.1 hereof, the STL Facility shall be subject to such periodic review by the Lender at the Lender’s absolute discretion. Upon conducting such review on the STL Facility, the Lender is entitled at its sole and absolute discretion to immediately terminate, cancel, suspend,  reduce the amount made available under the STL Facility or vary the terms of the STL Facility as it deems fit by giving a written notice to the Borrower. The Borrower agrees that any termination, cancellation, suspension, reduction of amount or variation of terms of the STL Facility by the Lender pursuant to this clause 5.10 shall not entitle the Borrower to claim from the Lender any damages or costs or expenses the Borrower may suffer as a result of such termination, cancellation, suspension, reduction of amount or variation of terms of the STL Facility or part thereof.

5.11       Cancellation: At any time before the expiry of the Availability Period of the STL Facility, the Borrower may, by giving one (1) week’s prior written notice, cancel the whole or part of the available and undrawn portion of the STL Facility and shall not be available to the Borrower. In the event the Borrower’s request to cancel the STL Facility occurs after a STL Drawing Notice has been issued but before the requested STL Drawing is made, the Borrower shall bear all reasonable and documented costs incurred by the Lender in liquidating or employing deposits from third parties to make or fund such STL Drawing but not drawn by the Borrower as a result of such cancellation of the STL Facility.

REPAYMENT AND PREPAYMENT OF STL FACILITY

6.1	Repayment of STL Facility:

(a)
Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, the Borrower shall repay to the Lender on demand the STL Loan, interest thereon and such other sums as are outstanding or otherwise due and owing under the STL Facility. Upon demand by the Lender all sums then outstanding and due shall be chargeable with interest at such rate provided in clause 5.4 hereof.

(b)
Until demanded pursuant to clause 6.1(a) of this Agreement, each STL Drawing shall, unless rolled over, be repaid in full on the STL Interest Payment Date relative thereto together with all interest accrued thereon, and in any event, the amount of the STL Drawing shall be repaid in full on that date.

6.2         Rollover:  If a STL Rollover Notice has been received by the Lender in accordance with clause 4.1 requesting STL Rollover of a STL Drawing described in the STL Rollover Notice then, subject to the provisions of this Agreement, no actual repayment of principal by the Borrower shall be required on the STL Interest Payment Date of the STL Drawing to be rolled over and no actual advance by the Lender shall be made in respect of that STL Rollover Notice but in all other respects the repayment of the STL Drawing falling to be repaid shall be deemed to have been made and a new STL Drawing shall be deemed to have been made under the STL Facility. Subject to clause 1.1, the tenor of the STL Rollover shall be divided into successive STL Interest Periods which shall be elected by the Borrower by giving a written notice not later than 11.00 a.m. (Singapore time) on the STL Interest Determination Date Revolving Credit not later than three (3) Business Days before the first day of a Revolving Credit Interest Period a notice selecting one (1), two (2), three (3) or six (6) months.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

6.3         Prepayment: The Borrower may at any time prepay the STL Loan in whole or in part subject to a minimum amount of US Dollar One Hundred Thousand (USD100,000.00) and in integral multiples of US Dollar One Hundred Thousand (USD100,000.00) provided that:-

(a)	the Borrower shall pay to the Lender the funding loss incurred by the Lender as a result of such prepayment; and

(b)	the Borrower has paid in full all accrued interest, fees and other amount due and payable under this Agreement on such prepayment date.

6.4         Irrevocability: Any notice under clause 6.3 shall be irrevocable. The amount of any prepayment under clause 6.3 shall become due and payable on the date specified in the relevant notice.

6.5         Limitation:  The Borrower shall not be entitled to prepay the STL Loan or any part of it or cancel the STL Facility in whole or in part otherwise than as specifically provided in this Agreement.

PROVISIONS RELATING TO THE RC FACILITY

7.1         Revolving Credit Interest Period:  Subject to the definition of “RC Interest Period” in clause 1.1, the tenor of the RC Facility shall be divided into successive RC Interest Periods which shall be elected by the Borrower by giving the Lender a written notice not later than 11.00 a.m. (Singapore time) on the RC Interest Determination Date a notice selecting one (1), two (2), three (3) or six (6) months.

7.2         Rate:  The rate of interest payable on the RC Facility shall be the RC Prescribed Rate.

7.3         Payment:  Interest under this Agreement and the RC Facility shall be calculated on the basis of actual days elapsed and a year of three hundred and sixty (360) days and shall be paid by the Borrower to the Lender in arrears on each RC Interest Payment Date.

7.4         Interest on Late Payment:  In addition to and without prejudice to the rights of the Lender under this Agreement, if the Borrower fails to pay any amount due and owing under the RC Facility in accordance with this Agreement, the Borrower shall pay interest on that overdue amount from the date of default up to the date of actual payment (as well before and after judgment and notwithstanding that the relationship of banker and customer between the Borrower and the Lender has been terminated) at the rate per annum which is three per centum (3.0%) per annum above the RC Prescribed Rate. Notwithstanding that demand has been made, interest shall accrue until the date of actual payment. Such default interest shall be calculated on a daily basis, based on the number of days elapsed and a year of three hundred and sixty (360) days. Unless otherwise provided in this Agreement, interest on such overdue amounts shall be due and payable immediately on demand by the Lender but if not previously demanded, shall be paid at the end of each month or period as may be mutually agreed between the Lender and the Borrower.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

7.5         Lender’s Notification:  The Lender shall notify the Borrower of the amount of interest payable as soon as it is determined under this Agreement.  The notification of the Lender as to a amount of interest payable shall, in the absence of manifest error, be conclusive and notwithstanding anything hereinafter contained any delay on the part of the Lender to give notice in accordance with the provisions herein contained shall not absolve the Borrower from its obligation to pay the rate of interest as specified pursuant to this clause 7.5.

7.6         Interest after cessation of relationship:  The Borrower expressly agrees that the rights of the Lender to charge interest and/or interest on late payments and/or capitalised interest as provided for herein, shall subsist until full payment of the RC Secured Amounts shall have been received by the Lender, notwithstanding that the Lender may have issued any notice of or demand to the Borrower to repay the RC Facility and/or the relationship between the Lender and the Borrower as banker and customer may have been terminated and/or the account of the Borrower with the Lender closed.

7.7         Tenure: In relation to the RC Facility, the tenure of the RC Facility is for a period commencing from the date of this Agreement up to the Final Maturity Date.

7.8         Cancellation: It is hereby agreed that any part of the RC Facility not utilised at the end of the Availability Period in relation to the RC Facility shall be automatically cancelled and shall not be available to the Borrower. At any time before the expiry of the Availability Period in relation to the RC Facility, the Borrower may, by giving thirty (30) Business Days’ prior written notice, cancel the whole or part of the available and undrawn portion of the RC Facility provided always that the Borrower has paid to the Lender a Cancellation Fee as set out in clause 7.10 below. In the event the Borrower’s request to cancel the RC Facility occurs after a RC Drawing Notice has been issued but before the requested RC Drawing is made, the Borrower shall bear all reasonable and documented costs incurred by the Lender in liquidating or employing deposits from third parties to make or fund such RC Drawing but not drawn by the Borrower as a result of such cancellation of the RC Facility.

7.9         Commitment Fee: The Borrower shall pay to the Lender quarterly in arrears as commitment fee on the unutilised portion of the RC Facility at the end of every quarter at the rate of one per centum (1%) per annum during the Availability Period in relation to the RC Facility. The Commitment Fee shall be calculated on the basis of actual days elapsed and a year of three hundred and sixty (360) days.

7.10       Cancellation Fee: The Borrower shall pay the Lender a cancellation fee of one per centum (1%) (“Cancellation Fee”) of the amount to be cancelled unless the RC Facility is refinanced by the Lender, its overseas branch or its subsidiaries or the refinancing of the RC Facility by the Borrower is pursuant to a transfer or restructuring of business of the Borrower and or the Group and the Lender is unable to refinance the whole of the RC Facility.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

REPAYMENT AND PREPAYMENT OF RC FACILITY

8.1         Repayment of RC Facility:

(a)
Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, the Borrower shall repay to the Lender on demand the RC Loan, interest thereon and such other sums as are outstanding or otherwise due and owing under the RC Facility. Upon demand by the Lender all sums then outstanding and due but unpaid shall be chargeable with interest at such rate provided in clause 7.4 hereof from the date of demand.

(b)
Until demanded pursuant to clause 8.1(a) of this Agreement, each RC Drawing shall, unless rolled over, be repaid in full on the RC Interest Payment Date relative thereto together with all interest accrued thereon, and in any event, the amount of the RC Drawing shall be repaid in full on that date.

8.2         Rollover:  If a RC Rollover Notice has been received by the Lender in accordance with clause 4.1(g) requesting RC Rollover of a RC Drawing described in the RC Rollover Notice then, subject to the provisions of this Agreement, no actual repayment of principal by the Borrower shall be required on the RC Interest Payment Date of the RC Drawing to be rolled over and no actual advance by the Lender shall be made in respect of that RC Rollover Notice but in all other respects the repayment of the RC Drawing falling to be repaid shall be deemed to have been made and a new RC Drawing shall be deemed to have been made under the RC Facility.  Subject to clause 1.1, the tenor of the RC Rollover shall be divided into successive RC Interest Periods which shall be elected by the Borrower by giving a written notice not later than 11.00 a.m. on the RC Interest Determination Date Revolving Credit not later than three (3) Business Days before the first day of a Revolving Credit Interest Period a notice selecting one (1), two (2), three (3) or six (6) months.

8.3         Prepayment of the RC Facility:

(a)
The Borrower may on any Business Day which is an Interest Payment Date prepay the RC Loan in whole or in part subject to a minimum amount of US Dollar One Hundred Thousand (USD100,000.00) or in integral multiples of US Dollar One Hundred Thousand (USD100,000.00) PROVIDED THAT:

(i)	the Borrower has given the Lender not less than five (5) Business Days prior to the proposed date of prepayment written notice stating the principal amount to be prepaid;

(ii)	the Borrower shall pay to the Lender a prepayment fee of one point five per centum (1.5%) flat on the amount to be prepaid for the unexpired period of maturity; and

(iii)	the Borrower has paid in full all accrued interest and other amount due on such prepayment date.

(b)	If prepayment is made on a Business Day which is not the Interest Payment Date, the Borrower shall pay to the Lender the funding loss incurred by the Lender as a result of such prepayment.

(c)	Any notice under clause 8.3(a) shall be irrevocable.

(d)	Any amount prepaid under clause 8.3(a) shall be available for reborrowing subject to the provisions of this Agreement.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

SECURITY

9.1         Security for Total Secured Amounts: For the purpose of better securing the payment and repayment of the Total Secured Amounts, the Borrower shall upon the execution of this Agreement execute the  Debenture and cause the Corporate Guarantor to execute the Corporate Guarantee.

9.2         Covenant to Provide Further Security: Without prejudice in any manner whatsoever to the rights of the Lender under this Agreement, the Borrower shall when  reasonably requested (which request may be made at any time and under such circumstances as the Lender may deem fit), by the Lender so to do, execute or cause to be executed in favour of the Lender or as the Lender shall reasonably direct such legal or other mortgages, charges, assignment, transfers or agreements as they shall require of and on all the Borrower's estate, right, title and interest in any property or assets or business now belonging to or which may hereafter be acquired by or belong to the Borrower (including any vendor's lien) and the benefit of all licences held in connection therewith to secure all monies and liabilities hereby agreed to be paid, such charges, assignments, transfers or agreements to be prepared by or on behalf of the Lender at the cost of the Borrower and to contain all such terms and conditions for the benefit of the Lender as the Lender may reasonably require.

9.3         Further Assurance: The Borrower shall from time to time and at any time execute and do all such transfers, assignments, assurances, charges, debentures, instruments documents acts and things as the Lender may reasonably require for perfecting the security intended to be hereby constituted and provided that an Event of Default has occurred and is continuing for facilitating the realisation of the property charged or to be charged or intended or agreed to be charged to the Lender and the exercise by it of all the powers authorities and discretion hereby conferred on the Lender and the Borrower shall also give all notices orders and directions which the Lender may think expedient.

9.4         Continuing Security:  The security created by this Agreement and the Security Documents are expressly intended to be and shall be a continuing security for all monies whatsoever now or hereafter or from time to time owing and due to the Lender by the Borrower whether pursuant to the Facilities or otherwise howsoever, notwithstanding that the Borrower may at any time or times cease to be indebted to the Lender for any period or periods and notwithstanding any settlement of any account or accounts or otherwise.

9.5         Liens and other securities not affected:  Nothing herein contained shall prejudice or affect any lien to which the Lender is entitled or any securities which the Lender may from time to time hold for or on account of the monies hereby secured or any part thereof nor shall anything herein contained operate so as to merge or otherwise affect any bill nor guarantee mortgage or other security which the Lender may have for any monies intended to be hereby or otherwise secured or any right or remedy of Lender there under.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

CHANGES IN CIRCUMSTANCES

10.1       Illegality:  Where after the date of this Agreement the introduction, imposition or variation of any law or any change in the interpretation or application thereof by any authorities having jurisdiction over the Lender in Singapore, or any fiscal, monetary or other authority charged with the administration thereof, makes it apparent to the Lender that it will be unlawful or impractical without breaching any such law for the Lender to maintain, fund or give effect to its obligations under this Agreement or to continue to make available the Facilities (which shall include the funding of the Facilities by the Lender):-

(a)
the Lender shall forthwith give the Borrower a notice in writing of the relevant circumstances (certifying the effect thereof) whereupon the Lender’s obligation (if any) in respect of the Facilities shall forthwith including any obligation in respect of future STL Drawing and/or RC Drawing, be suspended and the Facilities shall be suspended to such extent;

(b)
the Lender shall thereupon forthwith negotiate in good faith with the Borrower with a view to agreeing to such terms for making the Facilities available to the Borrower on a basis which is not unlawful or impracticable (as the case may be) without breaching such law; and

(c)
if after thirty (30) days of such negotiations or within any shorter period as the relevant law, order regulation, official directive or governmental or administrative policy or guideline may allow, no agreement shall have been reached as aforesaid, the Lender shall give notice of that fact in writing to the Borrower and the Lender’s outstanding obligation (if any) in respect of the Facilities shall thereupon be terminated and the Facilities shall be cancelled, and the Borrower, shall upon so being notified, prepay to the Lender without any payment of fees and/or penalties, all of the Total Secured Amounts in accordance with clause 10.4 and clause 10.5 hereof on such date as the Lender shall certify to be necessary to comply with the relevant law.

10.2       Increased Costs Without prejudice to clause 14.1 below where if by reason of the introduction or variation of any law or regulation by any authorities having jurisdiction over the Lender in Singapore, or other fiscal, monetary or other authority charged with the administration thereof which:-

(a)
imposes, modifies or deems applicable any reserve, deposit or similar requirement against any assets held by, or deposits with, in or for the account of, or loans by, the Lender which would increase the cost to the Lender of funding the Facilities or reduce the amount receivable by the Lender in respect of the Facilities; or

(b)
subjects the Lender to any tax (other than tax on the overall net income of the Lender) with respect to this Agreement, the Facilities or any part thereof or changes the basis of taxation in respect of any payment made or to be made to the Lender under this Agreement (except for changes in the rate of tax on the overall net income of the Lender); or

(c)
imposes on the Lender any other condition affecting its granting of the Facilities which would increase the cost to the Lender of making or maintaining the Facilities or the Total Secured Amounts or reduce the amount of any sum received or receivable by it in respect of the Facilities or oblige it to make any payment on, or calculated by reference to, the amount of any sum received or receivable by it from the Borrower under this Agreement, then:-

(i)	the Lender shall forthwith upon becoming aware thereof, give the Borrower a notice in writing of the happening of any such event;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(ii)
the Lender shall thereupon forthwith negotiate in good faith with the Borrower for a period not exceeding thirty (30) days after the date of such notice referred to in sub-clause (i) above, with a view to agreeing on a means of mitigating the increased cost or other reduction aforesaid; and

(iii)
whether or not such agreement to mitigate the increased cost or other reduction as aforesaid is reached within the said period of thirty (30) days, the Borrower shall (without prejudice to the Borrower’s right or prepayment as provided for herein below) on demand, pay to the Lender such amounts as the Lender from time to time and at any time determines is material and notifies the Borrower (in a certificate setting forth the basis of computation of such amount in reasonable detail and with written evidence supporting such claim) to be necessary to compensate it for such additional cost, reduction or payment, Subject Always to:-

(aa)	at the Borrower’s irrevocable election (by a notice to the Lender) the Facilities shall be cancelled; and

(bb)
the Borrower may upon giving the Lender not less than thirty (30) days’ notice or such other period as may be mutually agreed between the Borrower and the Lender, which shall be irrevocable, prepay the STL Loan and/or the RC Loan, as the case may be, in accordance with clauses 10.4 and 10.5 without any payment of fees and/or penalties in respect of such prepayment.

10.3	Market Disruption: If, in relation to any STL Interest Period and/or RC Interest Period:-

(a)
by reason of circumstances affecting the Singapore Interbank Market generally, the Lender reasonably determines that, reasonable and adequate means do not or will not exist for ascertaining under clause 5.2 and clause 7.2 its cost of funding the STL Loan and/or RC Loan, as the case may be; or

(b)
the Lender reasonably determines that deposits in US Dollars are not in the ordinary course of business available in the Singapore Interbank Market for a period equal to the forthcoming STL Interest Period and/or RC Interest Period in amounts sufficient to fund a STL Drawing or a RC Drawing or the STL Loan or the RC Loan, then the Lender shall notify the Borrower of such circumstances and:-

(i)	no STL Drawing or RC Drawing or further STL Drawings or RC Drawings (if any) shall be made while such circumstances continue to exist;

(ii)
unless within thirty (30) days after the giving of the notice, the Borrower and the Lender arrive, by negotiation in good faith, at an alternative basis acceptable to the Borrower and the Lender for continuing the STL Loan and/or the RC Loan, as the case may be, (and any alternative basis agreed in writing shall be retroactive to and effective from the commencement of the relevant STL Interest Period and/or RC Interest Period), the Borrower will  prepay the STL Loan and/or the RC Loan, as the case may be, to the Lender after the end of the thirty (30) day period in accordance with clause 10.4 save that the accrued interest shall be payable to the Lender at a rate equal to the relevant margin specified in clause 5.2 and clause 7.2 plus the aggregate of the amounts determined by the Lender as being its cost of continuing the STL Loan and/or the RC Loan, as the case may be, during the period referred to in this clause; and

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(iii)
while any agreed alternative basis is in force, the Lender, in consultation with the Borrower, shall periodically (but at least monthly) determine whether circumstances are such that the basis is no longer necessary; and if the Lender so reasonably determines, it shall forthwith notify the Borrower and that basis shall cease to be effective on a date specified by the Lender.

10.4       Prepayment: Where the Borrower has given notice under clauses, 10.1, 10.2 or 10.3  to prepay the STL Loan and/or the RC Loan, as the case may be:-

(i)	the amount of the prepayment shall become due and payable on the expiry of five (5) days after the receipt of the notice by the Lender; and

(ii)	the Lender’s obligations (if any) in respect any further STL Drawing and/or RC Drawing shall terminate and the Facilities shall be cancelled.

For the avoidance of doubt, any prepayment pursuant to clauses 10.1, 10.2 or 10.3 the Borrower shall not be liable to pay any no break funding cost or prepayment penalty.

10.5       Amount: On prepaying to the Lender the STL Loan and/or RC Loan under clauses 10.1, 10.2 or 10.3, the Borrower shall pay the accrued interest on the STL Loan and/or the RC Loan together with all other amounts due and payable to the Lender under this Agreement.

10.6       Notifications: Any notification by the Lender concerning any matter referred to in clauses 10.1 or 10.2 or 10.3 shall, in the absence of manifest error, be conclusive evidence as to that matter and shall be binding on the Borrower and the Lender.

REPRESENTATIONS AND WARRANTIES

11.1       Representations and Warranties: The Borrower acknowledges that the Lender has entered into this Agreement and the Security Documents and agreed to provide the Facilities in full reliance on representations by the Borrower in the following terms; and the Borrower now represents and warrants to the Lender that:-

(a)	Status: the Borrower is duly incorporated with limited liability and is validly existing under the laws of Singapore;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(b)
Authorisations: the memorandum and articles of association and/or the constitutional documents of the Borrower and the Corporate Guarantor include provisions which give power, and all necessary corporate authority has been obtained and action taken, for the Borrower and the Corporate Guarantor to own their assets, carry on their business and operations as they are now being conducted, and execute, deliver, and perform its obligations under this Agreement and the Security Documents and each of this Agreement and the Security Documents constitutes valid and binding obligations of the Borrower and the Corporate Guarantor enforceable in accordance with their terms;

(c)
Non-violation: neither the execution and delivery of this Agreement and the Security Documents nor the performance of any of the transactions contemplated herein does or will contravene or constitute a default under, or cause to be exceeded any limitation on the Borrower or the powers of its directors imposed by or contained in, (i) any law or regulation or any order or decree of any governmental authority or agency by which the Borrower or the Corporate Guarantor or any of their assets is bound or materially affected, (ii) the Borrower’s and the Corporate Guarantor’s constitutional documents or (iii) any agreement, mortgage, contract or other undertaking or instrument to which the Borrower or the Corporate Guarantor is a party or by which any of their assets is bound or (iv) any other limitation imposed by reason of any borrowing by the Borrower, and will not result in the creation or imposition of, or any obligation to create or impose any mortgage lien pledge or charge on any of the Borrower’s assets pursuant to the provisions of any such mortgage, contract or other undertaking or instrument;

(d)
Consents: all consents, licences, approvals or authorisations of any governmental authority in Singapore which are required to be obtained by the Borrower in connection with the execution, performance, validity or enforceability of this Agreement and the Security Documents and the carrying on of the Borrower’s and the Corporate Guarantor’s business have been obtained or will be obtained and are or will be in full force and effect and save and except for the endorsement of exemption of stamp duty in Singapore, no exemption, registration, recording, filing or notarisation and no payment of any duty or tax and no other action whatsoever which has not been duly and unconditionally obtained, made or taken prior to the date hereof is necessary or desirable to be obtained, made or taken by the Borrower or the Corporate Guarantor to ensure the legality, validity, enforceability or priority of the liabilities and obligations of the Borrower or the Corporate Guarantor or the rights of the Lender under this Agreement and/or the Security Documents;

(e)
No default: no event of default has occurred and is continuing under any agreement or instrument which the Borrower or the Corporate Guarantor or any of their assets is bound or affected, being a contravention or default which have a material and adverse effect on the business, assets or financial condition of the Borrower or the Corporate Guarantor;

(f)
Litigation: no litigation or arbitration or administrative proceedings that have an effect on the Borrower’s or the Corporate Guarantor’s business, assets or condition which may materially and adversely affect the Borrower’s or the Corporate Guarantor’s solvency or the Borrower’s or Corporate Guarantor’s ability to observe or perform its obligations under this Agreement and the Security Document, is presently in progress or pending or threatened against the Borrower or the Corporate Guarantor or any of their assets;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(g)
Tax liabilities: all necessary returns have been or will be delivered by or on behalf of the Borrower to the relevant taxation authorities and the Borrower is not in default in the payment of any taxes, and no claim is being asserted with respect to taxes which is not disclosed in the relevant financial statements;

(h)
No security: none of the assets of the Borrower is affected by any Security Interest, and the Borrower is not a party to, nor is it or any of its assets bound by, any order, agreement or instrument under which the Borrower is, or in certain events may be, required to create, assume or permit to arise any Security Interest, other than those Security Interests permitted under clause 12.1(a) hereof;

(i)
Accounts: the audited financial statements (including the income statement and balance sheet) of the Borrower for each of its financial year will be prepared on a basis consistently applied in accordance with GAAP so as to give a true and fair view of the financial position and of the results and the cash flows of the Borrower for that relevant financial year;

(j)
Information: the information furnished by the Borrower in connection with the Facilities does not contain any untrue statement or omit to state any fact the omission of which makes the statements therein, in the light of the circumstances under which they were made, misleading and all expressions of expectation, intention, belief and opinion contained therein were honestly made on reasonable grounds after due and careful enquiry by the Borrower;

(k)
Disclosure: the Borrower has fully disclosed in writing to the Lender all facts relating to the Borrower and the Corporate Guarantor which the Borrower knows or should reasonably know which are material for disclosure to the Lender in the context of this Agreement and the Security Documents;

(l)
Material Adverse Change: there has been no material adverse change in the Borrower’s financial condition since the date of application of the Facilities by the Borrower sufficient to impair the Borrower’s ability to pay the Total Secured Amounts in accordance with the terms of this Agreement and the Security Documents; and

(m)	Title: the Borrower is the legal and beneficial owner or has title to all its assets.

11.2       Survival: The representations and warranties in clause 11.1 shall survive the signing and delivery of this Agreement and the making of each of the utilisation of the Facilities, except that each reference to the audited financial statements of the Borrower in clause 11.1(i) shall be construed as a reference to the then latest available financial statements of the Borrower.

UNDERTAKINGS

12.1       Affirmative Undertakings: The Borrower undertakes with the Lender that, from the date of this Agreement and for so long as it has any liabilities (be it actual or contingent) under this Agreement and the Security Documents:-

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(a)
Ranking: the liabilities of the Borrower under this Agreement will constitute direct, unconditional and unsubordinated obligations of the Borrower and will at all times rank at least equally and rateably (pari passu) without any preference or priority among themselves and at least equally and rateably (pari passu) in point of priority with all its other present and future unsecured and unsubordinated liabilities (both actual and contingent) except:-

(i)	liabilities which are subject to liens or rights of set off arising in the normal course of business;

(ii)	liabilities which are preferred solely by applicable laws and not by reason of any Security Interest; and

(iii)	liabilities which have been consented to by the Lender;

(b)
Preparation of Accounts: the Borrower will prepare the financial statements referred to in clauses 12.1(c)(i) and 12.1(c)(ii) below on a basis consistently applied in accordance with the GAAP so as to give a true and fair view of the financial positions and of the results and the cash flows of the Borrower for that relevant financial year;

(c)	Information: the Borrower will deliver to the Lender:

(i)
as soon as they become available (and in any event within one hundred and twenty  (120) days after the end of each of its financial year) a certified true copy of its audited and (if applicable) consolidated financial statements for that period which shall contain an income statement and a balance sheet of the Borrower;

(ii)
as soon as they become available (and in any event within ninety (90) days after the end of each quarter of its financial year) a certified true copy of its management account which shall contain an income statement, unaudited balance sheet and profit and loss statement; and

(iii)
promptly, such additional information and/or documents relating to the Borrower and the Borrower’s business as the Lender may from time to time reasonably request as permitted by law and the disclosure of which will not cause the Borrower to breach any of its confidential obligations;

(d)
Consents: it will obtain and maintain in full force and effect and promptly renew from time to time, and will promptly deliver to the Lender certified copies of, any authorisation, approval, consent, licence, exemption, order, registration, recording, filing or notarisation as may be necessary or desirable to ensure the validity, enforceability or priority of the liabilities and obligations of the Borrower or the Corporate Guarantor or the rights of the Lender under this Agreement and the Security Documents (other than those authorisations, approvals, consents, licences, exemptions, registrations, recordings, filings or notarisations which are required to be obtained by the Lender specifically in connection with the conduct of its banking business) and the Borrower shall comply and/or cause to be complied with the terms of the same;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(e)
Event of Default: the Borrower will promptly, upon it becoming aware, give notice in writing to the Lender of the occurrence of an Event of Default or any other event which could reasonably be expected to have a material and adverse effect on the Borrower’s ability to perform its obligations under this Agreement;

(f)
Conduct of Business: the Borrower will carry out and operate its business and affairs diligently and in accordance with sound financial and commercial standards and practices and in accordance with its constitutional documents;

(g)	Indebtedness: the Borrower will punctually pay all of its indebtedness whensoever and wheresoever occurred which are due and payable;

(h)	Obligations: the Borrower will duly perform and observe and will cause to be duly performed and observed all the covenants, conditions, provisions and obligations contained in this Agreement;

(i)
Adverse Changes: the Borrower will, upon it becoming aware, promptly notify the Lender, of any material event or adverse change in the condition (financial or otherwise) of the Borrower and/or the Corporate Guarantor and of any litigation or other proceedings of any nature whatsoever being threatened or initiated against the Borrower or the Corporate Guarantor before any court tribunal or administrative agency which may materially and adversely affect the financial condition of the Borrower or the Corporate Guarantor or their ability to perform their obligations under this Agreement and/or in the Security Documents;

(j)	Licences and Approvals: the Borrower will obtain all necessary licences and approvals and comply with all regulations relating to the carrying on of its business;

(k)	Annual Return: the Borrower will submit and/or cause to be submitted to the Lender a certified true copy of the Borrower’s annual return and return of allotment of shares upon request by the Lender;

(l)	Changes in the board of directors: the Borrower will inform the Lender of any change in its board of directors;

(m)
Authorised Signatories: the Borrower will notify the Lender should any of the Borrower’s authorised signatories as provided by the Borrower to the Lender pursuant to this Agreement be no longer authorised to sign any documents or to give notices and communications under or in connection with this Agreement;

(n)
Valuation: the Borrower will upon reasonable request by the Lender at any time and from time to time procure or cause to be procured to the Lender a valuation of the property, assets and undertaking of Borrower, such valuation to be carried out at its own cost and expense by independent professional valuers/surveyors acceptable to the Lender in accordance with the standards and practices for the time being accepted in the relevant industry and with such other requirements as the Lender may stipulate;

(o)	Insurances: the Borrower will:-

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(i)
insure the fixed assets and stocks charged to the Lender pursuant to the  Debenture for a sum not less than one hundred per centum (100%) of the net book value of the asset insured with an insurance company acceptable to the Lender and in such form and substance acceptable to the Lender, under an All Risk Insurance Policy and additionally such other risks as we may from time to time require;

(ii)	ensure that such insurance(s) shall name DBS Bank Ltd as loss payee or beneficiary, contain a non-cancellation clause and endorse “DBS Bank Ltd.” as chargee; and

(iii)
punctually pay all premiums and deliver certified true copies of the policy(ies), cover notes and receipts to the Lender before the activation of the Facilities or renewal thereof, the Lender may (but shall not be obliged to) arrange for insurance cover with an insurance company as we may deem appropriate from time to time and the Borrower hereby irrevocably authorise the Lender to debit the Borrower’s account with the Lender for the premium so incurred;

(p)
Auditors: the Borrower will appoint from time to time such reputable auditor or firm of auditors and authorise such auditor or firm of auditors to supply the Lender with a certified copy of any communication sent by such auditor to the Borrower and further to communicate directly with the Lender at any time in respect of any matter connected with the accounts and operations of the Borrower;

(q)
Operating Account: the Borrower will maintain all its material operating accounts with the Lender and the Borrower will use its best endeavour to maintain such material operating accounts to the satisfaction of the Lender, promptly and in any event no later than six (6) months from the date of this Agreement or such other longer period as may be agreed between the Borrower and the Lender;

(r)
Subsidiary: the Borrower will not do or cause to be done anything that results in the Corporate Guarantor not holding (directly or indirectly) one hundred per centum (100%) shareholding in the Borrower;

(s)	Billing Entity: the Borrower will remain a key billing entity within the Group contributing at least sixty per centum (60%) of the Group’s revenue at any point in time; and

(u)	Positive Networth: the Borrower will maintain a positive networth.

12.2       Negative Undertakings: The Borrower undertakes with the Lender that, from the date of this Agreement and for so long as there are monies remaining due or owing or payable under this Agreement and the Security Documents, the Borrower will not without the prior written consent of the Lender:-

(a)
Negative Pledge: create or permit to exist over all or any part of the business or assets (fixed or floating, present or future, including but not limited to any right, interest, receivable and revenue) of the Borrower any Security Interest save and except for the Security Interest permitted under clause 12.1(a) above;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(b)
Constitutional documents: add to, delete, vary or amend its constitutional documents relating to the Borrower’s borrowing powers and principal business activities in any manner which is inconsistent with the terms of this Agreement;

(c)
Alteration of Capital: reduce or in any way whatsoever alter (other than by way of increase), its authorised and/or issued shares in existence at the date hereof whether by varying the amount, structure or value thereof or the rights attached thereto or connected to any of its share capital into stock, or by consolidating, dividing or sub-dividing all or any of its shares;

(d)	Change Nature of Business: substantially alter or otherwise change the nature or scope of its existing business;

(e)
Disposal: save and except in the ordinary course of business and on commercial terms on the basis of arm’s length transaction, sell, transfer, lease out, lend or otherwise dispose of or in any way cease to exercise control over, whether by single transaction or a number of transactions, related or not, the whole or a substantial part of the Borrower’s assets;

(f)
Restriction on Transactions: enter into any transaction with any person, firm or company save and except in the ordinary course of business, on ordinary commercial terms and on the basis of arm’s length arrangements, or enter into any transaction whereby the Borrower might pay more than the ordinary commercial price for any purchase or might receive less than the full commercial price for its products save and except in the ordinary course of business;

(g)	Incur Indebtedness: incur, assume, guarantee or permit to exist any indebtedness other than:-

(i)	the indebtedness under the Facilities;

(ii)	the indebtedness which have been disclosed to the Lender prior to the date of this Agreement;

(h)	Amalgamation, reconstruction etc: undertake or permit any re-organisation, amalgamation, reconstruction, take-over or any other schemes of compromise or arrangement affecting its present constitution;

(i)	Loans: make any loans or advance or guarantee or grant any credit to any of its directors or purchase or otherwise acquire the capital stock, assets or obligation of any of its directors; and

(j)
Enter into partnership:  save and except in the ordinary course of business, enter into any partnership, profit-sharing or royalty agreement or other arrangement of whatsoever nature whereby the Borrower's income or profits are, or might be, shared with any other person, firm or company or enter into any management contract or other arrangement of whatsoever nature whereby the Borrower's business or operations are managed by any other person, firm or company.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement
EVENTS OF DEFAULT

13.1        Events of Default: If:-

(a)	Non-payment: the Borrower fails to pay any amount due under this Agreement on the due dates whether formally demanded or not;

(b)
Breach of obligations: the Borrower or the Corporate Guarantor fails to observe or perform or commits a breach of any of its obligations under this Agreement or the Security Documents, as the case may be, or under any undertaking or arrangement entered into in connection therewith, other than an obligation referred to in clause 13.1(a) above;

(c)
Misrepresentation: any representation, warranty or statement which is made (or acknowledged to have been made) by the Borrower or the Corporate Guarantor in this Agreement or the Security Documents or which is contained in any certificate, statement, legal opinion or notice provided or caused to be provided hereunder or in connection with this Agreement proves to be incorrect or untrue in any material respect or, if repeated at any time with reference to the facts and circumstances then existing, would not be correct and true in any material respects;

(d)
Invalidity: at any time it is or will become unlawful for the Borrower or the Corporate Guarantor to perform or comply with any of its obligations under this Agreement or the Security Documents, as the case may be, or any provision of this Agreement or the Security Documents, is or becomes, or is claimed by the Borrower or the Corporate Guarantor for any reason, to be invalid or unenforceable;

(e)
Suspension of business and expropriation: the Borrower or the Corporate Guarantor changes or threatens to change in any substantial manner the nature or scope of its business (unless in accordance with clause 12.2(d)), ceases or suspends or threatens to or cease or suspend the operation of all or a substantial part of its business;

(f)
Cross Default: the Borrower or the Corporate Guarantor stops payment in respect of its obligations generally or if any other debenture of or monies borrowed by the Borrower or the Corporate Guarantor respectively becomes repayable by reason of default or any amount owing thereunder or in respect thereof is not repaid on its due date (or within any applicable grace period), or any guarantee or indemnity given by the Borrower or the Corporate Guarantor respectively is not honoured when due and called upon or if any security for any such debenture, monies borrowed, guarantee or indemnity becomes enforceable;

(g)
Appointment of receiver, legal process: an encumbrancer takes possession of, or a trustee, receiver or similar officer is appointed in respect of, the whole or substantial part of the business or assets of the Borrower or the Corporate Guarantor or distress, legal process, sequestration or any form of execution is levied or enforced upon or instituted against any substantial part of the assets of the Borrower or the Corporate Guarantor;

(h)
Inability to pay debts: the Borrower or the Corporate Guarantor is deemed unable to pay its debts within the meaning of Section 254(2) of the Companies Act, Chapter 50 of Singapore or by reason of financial difficulties, stops, suspends, or threatens to stop or suspend, making payments with respect to all or a material part of its debts;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(i)
Winding-up: any bona fide step is taken by any person with a view to the bankruptcy, liquidation, winding up or dissolution of the Borrower or the Corporate Guarantor (other than for the purpose of undertaking a solvent reconstruction of the Borrower or the Corporate Guarantor with the consent of the Lender);

(j)
Arrangement with creditors: the Borrower or the Corporate Guarantor convenes a meeting of its creditors or proposes or makes any arrangement or composition with, or any assignment for the benefit of, its creditors or a petition is presented or a meeting is convened for the purpose of considering a resolution or other steps are taken for making an administration order against or for winding up, dissolution, administration or reorganisation of the Borrower or the Corporate Guarantor (other than for the purposes of and followed by a reconstruction approved by the Lender);

(k)	Analogous events: anything analogous to any of the events set out in clause 13.1(g), (h), (i) and (j) above occurs under any applicable jurisdiction;

(l)	Judgment Passed: the Borrower or the Corporate Guarantor shall fail to satisfy any judgment passed against it by any Court of competent jurisdiction;

(m)
Disposal of assets:  the Borrower or the Corporate Guarantor transfers or disposes of substantial part or the whole of its business or assets save and except in the ordinary course of business and on ordinary commercial terms on the basis of arm’s length transaction;

(n)
Cessation of business:  the Borrower or the Corporate Guarantor changes or threatens to change the nature or scope of its business, suspends or threatens to suspend a substantial part of the present business operations which it now conducts directly or indirectly;

(o)
Insolvency:  the Borrower or the Corporate Guarantor is deemed unable to pay its debts or becomes unable to pay its debts as they fall due or suspends or threatens to suspend making payments (whether of principal or interest) with respect to all or any class of its debts;

(p)	Jeopardy: any security created in any of the Security Documents or otherwise is in jeopardy;

(q)
Material Adverse Change:  in the opinion of the Lender, there should occur any material adverse change in the financial condition of the Borrower and/or the Corporate Guarantor which would affect the Borrower’s and/or the Corporate Guarantor’s ability to perform its obligations under this Agreement and the Security Documents;

(r)
Nationalisation: all or a substantial part of the assets or share capital of the Borrower or the Corporate Guarantor are seized, nationalised, expropriated or compulsorily acquired by or under the authority of any governmental body or other authority;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(s)
Moratorium: the Borrower or the Corporate Guarantor begins negotiations or takes any proceedings or other steps with a view of rescheduling, readjusting or deferring all or a material part of its indebtedness or a moratorium (including but not limited to a scheme of arrangement under Section 210 of the Companies Act, Chapter 50 of Singapore) is agreed or declared by a court of competent jurisdiction in respect of or affecting any part of its indebtedness or for the suspension of payments of its indebtedness generally;

(t)
Licence: any authorisations, licence, approval, consent, order or exemption which is required for the Borrower or the Corporate Guarantor to carry on its business is withheld withdrawn revoked modified or terminated or has expired and not renewed;

(u)	Repudiation: the Borrower or the Corporate Guarantor repudiates this Agreement or the Security Documents, as the case may be;

(v)	Management Authority: all, or almost all, of the Borrower’s present management is displaced or has its authority curtailed;

(w)	Declared Company: the Borrower or the Corporate Guarantor is declared by the Minister for Finance to be a company to which Part IX of the Companies Act, Chapter 50 of Singapore applies; or

(x)
Event or Events: any event or change or series of events or changes occurs which, in the Lender’s opinion could be expected to have a material and adverse effect on the ability of the Borrower or the Corporate Guarantor to perform its obligations under this Agreement or the Security Documents, as the case may be, then, and in any such case and at any time thereafter the Lender may, by written notice to the Borrower declare that the Total Secured Amounts to be immediately due and payable whereupon:-

(i)	the Total Secured Amounts shall become so due and payable;

(ii)	any part of the Facilities which has not been drawndown, utilised or cancelled, shall be cancelled;

(iii)	this Agreement and the Security Documents shall immediately become enforceable; and

(iv)	any sum repaid to the Lender by the Borrower shall be applied at the Lender’s sole discretion towards the settlement and discharge of the Borrower’s liabilities and obligations under this Agreement.

13.2       Concurrent Proceedings: Notwithstanding any provision hereof, it is hereby expressly agreed that upon the occurrence of an Event of Default, the Lender shall have vested in it the right to exercise all or any of the remedies available whether by this Agreement or by statute or otherwise and upon the declaration of an Event of Default, the Lender shall be entitled to exercise such remedies concurrently to recover all monies due and owing to the Lender.

13.3       Enforcement of security: After the security created by the Security Documents becomes enforceable pursuant to clause 13.1, the Lender shall be entitled, but not obligated, to enforce the same.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

13.4       Deficiency in Proceeds of Sale: If the amount realised by the Lender on a sale or application of the properties and assets deposited with the Lender after deduction and payment from the proceeds of such sale of all fees, dues, costs, rates, taxes and other outgoings thereon is less than the amount due to the Lender and whether at such sale the Lender is the purchaser thereof or otherwise, the Borrower shall pay to the Lender the difference between the amount due and the amount so realised and until payment will also pay interest on such balance at the rate specified in accordance to the terms and condition of this Agreement.

INDEMNITY

14.1       Indemnity: The Borrower shall fully indemnify the Lender from and against any expense, loss, damage or liability (as to the amount of which the certificate of the Lender shall, in the absence of manifest error, be conclusive) which the Lender may reasonably incur under or in connection with this Agreement and the Security Documents as a result of the occurrence of any Event of Default. Without prejudice to its generality, the foregoing indemnity shall extend to any interest, commission, fees or other amounts whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss (including loss of profit), premium, penalty or expense which may be incurred in liquidating or employing deposits from third parties required to make, maintain or fund the Facilities (or any part of it) or any other amount due or to become due under this Agreement to the extent not otherwise compensated under any other provisions in this Agreement.

14.2       Currency Indemnity:

(a)
If any sum due from the Borrower under this Agreement or any order or judgment given or made in relation hereto has to be converted from the currency (“first currency”) in which the same is payable hereunder or under such order or judgment into another currency (“second currency”) for the purpose of (i) making or filing a claim or proof against the Borrower, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation hereto, the Borrower shall, subject to the Borrower receiving a certificate from the Lender showing the calculations (in reasonable detail) of such costs and expenses together with other relevant documentary evidence, indemnify and hold harmless the Lender to whom such sum is due from and against any loss suffered as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (2) the rate or rates of exchange at which the Lender may in their ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to them in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

(b)
In the event of the winding up of the Borrower at any time while any amounts or damages owing to the Lender or under an order rendered in respect thereof shall remain outstanding the Borrower shall indemnify and hold the Lender harmless against any deficiency arising or resulting from any variation in rates of exchange between:

(i)
the date as of which the equivalent in any currency (other than US Dollar) of the amount in US Dollar due or to become due hereunder (other than under this sub-clause), or under any order into which the relevant obligations in this Agreement shall have been merged, is calculated for the purposes of such winding-up; and

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(ii)
the final date or dates for the filing of proofs of claim in such winding-up. For the purposes of this sub-clause, the final date or dates for the filing of proofs in a winding-up of the debtor shall be the date fixed by the liquidator or otherwise applicable under the relevant provisions of law as being the latest practicable date as at which liabilities of the Borrower may be ascertained for such winding-up prior to the payment by the liquidator in respect thereof.

(c)
The above indemnities shall constitute separate and independent obligations of the Borrower from its other obligations under this Agreement and shall not in any way prejudice or affect or be prejudiced or affected by:-

(i)	any collateral or other security now or hereafter held by the Lender for all or any part of the obligations and payments hereby indemnified; and

(ii)	any right of subrogation, lien or security to which the Lender may be otherwise entitled.

Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Borrower and no proof or evidence of any actual loss shall be required by the Borrower or its liquidator. In the case of clause 14.2(b), the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date or dates for the filing of proofs distribution.

14.3       Indemnity for acting on facsimile instructions:

(a)
The Borrower hereby authorises the Lender to accept and act on all facsimile instructions on all matters pertaining to the Facilities provided that in each and every case the facsimile instruction (i) bears the facsimile signature of the duly authorised signatory(ies) of the Borrower  and (ii) is legible and complete.

(b)
The Borrower undertakes to mail to the Lender the original transaction instructions in writing duly signed by the authorised signatory(ies) within three (3) Business Days from the date of the facsimile instructions issued to the Lender or such longer period as agreed by the Lender.  Failure to comply as aforesaid shall not constitute a revocation of the authorisation, indemnity or in any way affect any waiver contained in the indemnity herein contained.

(c)
The Lender shall not be liable for any loss or liability whatsoever arising out of or in connection with the Lender acting in accordance with such authorisation or taking instructions from the Borrower and/or the Borrower’s authorised signatory(ies) provided that the Lender has acted in good faith on the belief that such facsimile instructions are genuine and validly issued by the Borrower or any delay or failure in any transmission or communication facilities regardless of the circumstances prevailing at the time of such instruction provided that such delay or failure was not caused by or due to the acts and/or omissions of the Lender.

(d)	No cancellations or amendments may be made by the Borrower in respect of any facsimile instructions if the Lender has already acted on such facsimile instructions.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(e)
The Borrower hereby agrees and undertakes to indemnify the Lender, its successors in title and assigns and at all times to keep the Lender, fully and completely indemnified from and against any loss, damage, cost, expense, liability, action, proceedings, demands or claims suffered or incurred or sustained by the Lender as a result of the Lender having acted in good faith on the facsimile instructions duly authorised by the Borrower’s authorised signatory(ies). The Borrower shall not be liable to indemnify the Lender for any loss, damage, cost, expense, liability, action, proceedings, demands or claims which the Lender may incur or suffer as a result of the Lender’s own negligence, wilful misconduct, fraud or breach.

PAYMENTS

15.1       By the Borrower: All payments to be made by the Borrower hereunder for the account of the Lender, shall be made in US Dollar in same day funds not later than 11.00 am (Singapore time) on the relevant day to the Lender’s account as the Lender may have notified to the Borrower.

15.2       Taxes: The Borrower will pay all goods and services tax and all other similar levies and taxes (if any) now or hereafter imposed by any laws of Singapore on any payment under this Agreement and indemnify the Lender against such payment. The Lender shall have the right to, with prior notice in writing to the Borrower, debit the same from the Borrower’s account(s) if the Borrower defaults in making such payments.

15.3       Withholdings: All payments by the Borrower under this Agreement, whether in respect of principal, interest, commission, fees or any other amount, shall be made in full without any deduction or withholding (whether in respect of set off, counterclaim, duties, taxes, charges or otherwise whatsoever) unless the deduction or withholding is required by law, in which event the Borrower shall:

(a)	ensure that the deduction or withholding does not exceed the minimum amount legally required;

(b)
forthwith pay to the Lender such additional amount so that the net amount received by the Lender will equal the full amount which would have been received by it had no such deduction or withholding been made;

(c)
pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this clause);

(d)	furnish to the Lender, within the period for payment permitted by applicable law, either:

(i)	a copy of the official receipt of the relevant taxation authorities in respect of all amounts so deducted or withheld as aforesaid; or

(ii)
if such receipts are not issued by the relevant taxation authorities on payments to them of amounts so deducted or withheld, a copy of the certificate of deduction or equivalent evidence of the relevant deduction or withholding,

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

Provided That the Lender shall have furnished to the Borrower a certificate setting forth the computation of such additional amounts required to be paid by the Borrower in reasonable detail and supported by relevant documentary evidence.

15.4       Date: If any payment would otherwise be due on a day which is not a Business Day it shall be due on the next succeeding Business Day or, if that Business Day falls in the following month, the preceding Business Day.

SET OFF

16.1       Set-Off: Following the declaration of an Event of Default under clause 13.1, the Lender may without notice to the Borrower combine, consolidate or merge all or any of the Borrower’s accounts with, and liabilities to, the Lender and may set off transfer or apply any sum standing to the credit of any such accounts in or towards the satisfaction of any of the Borrower’s liabilities to the Lender under this Agreement, and may do so notwithstanding that the obligation of the Borrower or the Lender are primary or collateral, booked or payable at different branches (including branches outside Singapore), or the balances on such accounts and the liabilities may not be expressed in the same currency and the Lender is hereby authorised to effect any necessary conversions at the then prevailing spot buying rate quoted by or available to the Lender. If the amount of an obligation is unascertained, the Lender may estimate that amount and set-off or debit based on the estimated amount subject to a final settlement being made between the Borrower and the Lender when the amount of the obligation is ascertained.  The foregoing shall be without prejudice and in addition to any rights of set-off, combination of accounts, lien, security or other right to which the Lender is at any time otherwise entitled to (whether by operation of law, contract or otherwise).

DISTRIBUTION OF PROCEEDS

17.1       Distribution of Proceeds: Upon enforcement of this Agreement, all monies and other property held or received by the Lender under this Agreement shall (subject to the payment of debts which by law have priority) be applied in the following manner:-

(a)
first, in payment of all documented costs, charges, expenses and liabilities incurred by the Lender and every agent, delegate or other person appointed by the Lender under this Agreement or in the enforcement of this Agreement or in the performance of any duties or the exercise of any powers vested in it or him under this Agreement;

(b)	second, in or towards payment of the liabilities of the Borrower in respect of the Total Secured Amounts (other than principal and any interest thereon) due to the Lender;

(c)	third, in or towards payment of all interest (including interest on overdue interest) which has accrued on the Total Secured Amounts to the date of such application; and

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(d)	fourth, in or towards payment of the principal amount of the Facilities due to the Lender,

and the surplus (if any) after the payment in full of all liabilities of the Borrower under this Agreement shall be paid to or to the order of the Borrower or such other person for the time being entitled thereto, PROVIDED ALWAYS THAT if any sum paid or recovered in respect of the liabilities of the Borrower under this Agreement is less than the Total Secured Amounts then due, the Lender may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as instructed by the Lender.

FEES AND EXPENSES

18.1       Expenses: The Borrower shall on demand pay to the Lender on a full indemnity basis:

(a)
all costs and expenses (including legal fees, on a solicitor and client basis, and out-of-pocket expenses) whether on a abortive basis or otherwise reasonably incurred in connection with the negotiation, preparation, execution and perfection of this Agreement, the Security Documents and any related documents; and

(b)
all costs and expenses (including legal fees, on a solicitor and client basis, and out-of-pocket expenses) incurred in connection with the preservation or enforcement or attempted preservation or enforcement of any of rights of the Lender under this Agreement, the Security Documents or any related documents.

All such payments shall be made in the currencies in which such costs and expenses have been incurred. If the Lender in its discretion pays any legal fees, stamp duty, governmental or statutory levies and taxes and other costs, expenses or other moneys whatsoever which the Borrower is required but fails to pay under this Agreement, then on default of such payment by the Borrower, the Borrower shall (subject to it receiving a certificate from the Lender showing the calculations (in reasonable detail) of such costs and expenses together with other relevant documentary evidence), repay the same to the Lender, within ten (10) days of receipt of such certificate, together with interest thereon at the rate(s) referred herein calculated from the date of payment thereof by the Lender up to the date of repayment by the Borrower.

18.2      Stamp duty: The Borrower shall pay any stamp, documentary and other similar duties and taxes (if any) to which this Agreement or any related documents may be subject or give rise and shall fully indemnify the Lender from and against any expense, damage, loss or liability which it may incur as a result of any delay or omission by the Borrower to pay any such duties.

MISCELLANEOUS

19.1       Evidence of indebtedness: In any proceedings relating to this Agreement a statement as to any amount due to the Lender under this Agreement which is certified as being correct by an officer of the Lender duly authorised for that purpose, shall, unless otherwise provided in this Agreement, save for manifest error, be final and conclusive and binding on the Borrower. The entries in the accounts which the Lender maintains in accordance with its usual practice shall be prima facie evidence of the existence and amounts of the obligations of the Borrower recorded in them.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

19.2       Right to Debit: The Borrower irrevocably authorises the Lender to debit its accounts with the Lender (whether in Singapore or elsewhere) as the Lender deems fit, in the event of any occurrence of an Event of Default and without any further notice to the Borrower for the payment of the Total Secured Amounts and any other amounts owing to the Lender.

19.3       Reconstruction of Borrower and Lender: The liabilities and/or obligations created by this Agreement shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, reconstruction or otherwise which may be made in the constitution of the Lender and similarly the liabilities and/or obligations created by this Agreement continue to be valid and binding for all purposes whatsoever notwithstanding any liquidation (compulsory or voluntary) affecting the Borrower or any change by amalgamation, reconstruction or otherwise howsoever in the constitution of the Borrower, and it is expressly declared that no change of any sort whatsoever in relation to or affecting the Borrower shall in any way affect the liabilities and/or obligations created hereunder in relation to any transaction whatsoever whether past present and future.

19.4       Rights cumulative, waivers: The rights of the Lender under this Agreement are cumulative, and may be exercised as often as it considers appropriate and are in addition to its rights under any applicable law. The rights of the Lender in relation to the Facilities and/or the Total Secured Amounts (whether arising under this Agreement or under any applicable law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

19.5       Time: Time shall be of the essence of this Agreement.

19.6       Notices: Any notice or communication under or in connection with this Agreement shall be in writing and shall be delivered personally, or by post, or facsimile (followed by post) addressed to the respective parties given in this Agreement or at such other address as the recipient may have notified to the other parties hereto in writing. Proof of posting or despatch of any notice or communication to any party to this Agreement shall be deemed to be proof of receipt:

(a)         if personally delivered, at the time of delivery;

(b)         in the case of posting, on the fifth (5th) day after posting; and

(c)	in the case of facsimile transmission, at the time the transmission report is received by the sender which purports to confirm that the addressee has received such facsimile in full and without error.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

The following are the respective addresses and facsimile numbers of the parties hereto:-

THE BORROWER

KULICKE & SOFFA PTE. LTD.
(registration number 199902120H)
Address : No. 6 Serangoon North Ave 5, #03-16 Singapore 554910
Fax No: (65) 68809488
Attention: Jonathan H. Chou

THE LENDER

DBS BANK LTD.
Address: 6 Shenton Way, 43rd Floor
DBS Building Tower One
Singapore 068809
Fax: (65) 62242742
Attention: Rita Rai / Albert Ng

19.7       Invalidity of any provision: If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired and the remaining provisions of this Agreement shall be construed as if such invalid, illegal or unenforceable provisions or part thereof had never been contained in this Agreement.

19.8       Governing Law: This Agreement is governed by, and shall be construed in accordance with, the laws of Singapore. The parties hereby irrevocably and unconditionally submit to the non-exclusive jurisdiction of the Singapore courts to hear and determine suit, action or proceeding, and to settle any dispute which may arise out of or in connection with this Agreement, waives any objection which the Borrower may have at any time to such courts being nominated as the forum to hear and determine any proceedings and agrees not to claim that any court is not a convenient or appropriate forum. Nothing in this clause 19.8 shall limit the right of the Lender to take proceedings against the Borrower in any other court of competent jurisdiction nor shall the taking of proceedings in one or more jurisdictions preclude the Lender from taking proceedings in any other jurisdiction, whether concurrently or not.

19.9       Modification and Indulgence: The Lender may at any time without in any way affecting this Agreement:-

(a)	grant to the Borrower or to any surety any time or indulgence; and/or

(b)	renew any bill, notes or other negotiable securities; and/or

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(c)
deal with, exchange, release or modify or abstain from perfecting or enforcing any securities or other guarantees or rights it may now or at any time hereafter or from time to time have from or against the Borrower or any other person; and/or

(d)	compound with the Borrower or any other person.

19.10     Variation of Terms: It is hereby expressly agreed and declared by the parties hereto that notwithstanding any of the provisions of this Agreement to the contrary, the provisions and terms of this Agreement may at any time and from time to time be mutually varied or amended by the parties hereto by means of a mutual exchange of letters or such other means as the parties may agree from time to time whereupon such amendments and variations shall be deemed to have been amended or varied accordingly and shall be read and construed as if such amendments and variations have been incorporated in and had formed part of this Agreement at the time of execution hereof.

19.11     Disclosure of Information: The Borrower hereby agrees and permits the Lender its officers (as defined in the Banking Act, Chapter 19 of Singapore (the “Banking Act”)) and agents for as long as the Facilities shall subsist and any monies shall be due and remain outstanding under this Agreement, to disclose any information relating to the Facilities to:-

(i)	any person to whom such disclosure is required under any law (including, without limitation, the Banking Act) or pursuant to any court order;

(ii)
any person in connection with a transfer or proposed transfer. For the purposes of this sub-clause, “transfer” includes any assignment or transfer of any of the Lender’s rights or obligations, any participation, sub-participation, transfer of credit or other risk (entirely or in part) or benefit (entirely or in part) by any means, and entry into any other contractual relationship, in relation to the Facilities;

(iii)	any person for the purposes of enforcing or protecting its rights or interests in relation to the Facilities;

(iv)	any person in connection with any insolvency proceeding (including judicial management, winding-up, compromise or arrangement, and receivership) relating to the Borrower;

(v)	the Commissioner of Stamp Duties and any other government department, agency or statutory board if it is, the Lender’s opinion, necessary in connection with the Facilities; and

(vi)
to any companies within the Lender’s group of companies (i.e. DBS Group Holdings Ltd and its subsidiaries, direct or indirect) in connection with the promotion of financial products and services offered by any such companies.

19.12     Assignment: The Lender may transfer or assign all or part of its rights, benefits and/or obligations under this Agreement to one or more financial institution(s) licensed under the Banking Act or to its affiliates, and:-

(a)
for such purposes may disclose to a potential assignee or transferee who derives or may derive rights or obligations under or by reference to this Agreement such information about the Borrower as shall have been made available to the Lender generally in accordance with clause 19.11;

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

(b)
where the Lender transfers its obligations or any part thereof, the Borrower shall execute such documents as are reasonably necessary to release the Lender to the extent of the transfer and join the transferee as a party hereto; and

(c)
where the Lender transfers all its obligations and rights hereunder the Borrower shall thereafter deal solely with the transferee with respect to payments, notices and other matters relating to the administration of this Agreement.

The Borrower shall not assign or transfer any rights or obligations under this Agreement. The Lender will promptly notify the Borrower of any transfer or assignment made under this clause 19.12.

19.13     Force Majeure: The Facilities may at any time be terminated by the Lender if it can reasonably shown there has been a material adverse change in the local, national or international financial, political or economic conditions or currency exchange controls as would reasonably be likely to materially prejudice the obligations of the Borrower under the Facilities.

19.14     Immunity: Neither the Borrower nor any of its subsidiaries or any of the assets of the Borrower or the subsidiaries has any right to immunity in any jurisdiction or court from any set off, legal proceedings, attachment prior judgment or other legal process on the grounds of sovereignty or otherwise, and to the extent that the Borrower or any of its subsidiaries may acquire such right to immunity, the Borrower hereby irrevocably waives such right to immunity.

19.15     Monetary Authority of Singapore: The Facilities shall be at all times governed by such rules, regulations and/or directives (whether or not having the force of law) required of or imposed upon the Lender from time to time and at any time by the Monetary Authority of Singapore or any authority having jurisdiction over the Lender in Singapore.

19.16     English Language: All notices or communication under or in connection with this Agreement shall be in the English Language or if in any other language, accompanied by a translation in English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

19.17     Successors Bound: This Agreement shall be binding upon and enure for the benefit of the Lender and the Borrower and their respective successors.

19.18     Incorporation of Letter of Offer and Standard Terms and Conditions: The Letter of Offer and the Standard Terms and Conditions shall be taken read and be construed as an essential part of this Agreement. In the event of any inconsistency or discrepancy between the Letter of Offer, the Standard Terms and Conditions and this Agreement, the provisions of this Agreement shall prevail.

19.19     Third Party Rights: Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce or to enjoy the benefit of any term of this Agreement. Notwithstanding any terms of this Agreement the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of this Agreement.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

IN WITNESS WHEREOF the parties have hereto set their respective seals and hands the day and year first abovewritten.

The execution of this Agreement by	)
KULICKE & SOFFA PTE. LTD.	)
(registration number 199902120H) was duly effected	)
in a manner authorised by its Articles of	)
Association under the Seal of	)
KULICKE & SOFFA PTE. LTD.	)
(registration number 199902120H))
which said Seal was hereunto duly affixed	)
in the presence of:-)

/s/ Bruno Guilmart	/s/ Jonathan Chou
Director	Director

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

SIGNED by ONG KAH THYE	) DBS BANK LTD.
) (registration number 196800306E)
as Attorney for and on behalf of	) By its Attorneys
DBS BANK LTD.	)
(registration number 196800306E)	) /s/ Ong Kah Thye
in the presence of:-

/s/ Ng Theng Tude Albert

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

SCHEDULE 1
Conditions Precedent

1.
The Letter of Offer, this Agreement and the Security Documents have been duly accepted and executed by the parties thereto and duly stamped, if required, pursuant to the provisions of the Stamp Duties Act.

2.	A certificate signed by a director of the Borrower substantially in the form set out in Part I of Schedule 2 and the documents therein referred to.

3.	A certificate signed by a director of the Corporate Guarantor substantially in the form set out in Part II of Schedule 2 and the documents therein referred to.

4.	A certificate of incumbency and true signature of the officer executing the Corporate Guarantor, signed by the secretary or assistant secretary of the Corporate Guarantor (if applicable).

5.
Evidence that the particulars in respect of the charge created by the Debenture has been duly lodged with the Accounting and Corporate Regulatory Authority of Singapore and that, immediately prior to the lodgement of such particulars, a search conducted revealed that there are no other charges that have been registered in the Register of Charges relating to the Borrower which would adversely affect the interest of the Lender.

6.
Winding up search conducted on the Borrower at the High Court of Singapore which confirms that no winding up order has been made against the Borrower. In the event the winding up search results on the Borrower is not available to the Lender, the relevant statutory declaration in the form prescribed by the Lender shall have been signed by a director of the Borrower declaring that the Borrower is not wound up and that no winding up petition has been presented against the Corporate Guarantor.

7.	Documentary evidence that the Corporate Guarantor has appointed a process agent in Singapore to receive service of process.

8.
The Borrower shall have delivered to the Lender certified true copies of the insurance policy(ies), cover notes & premium receipts from insurers acceptable to the Lender covering all assets charged to the Lender pursuant to the Debenture and in accordance with such conditions as mentioned in clause 12.1(o) hereof.

9.
The Borrower shall have delivered to the Lender certified copies of any consents, licenses, approvals or authorisations of any governmental or supervising authority bureau, agency or institution required in connection with the Facilities or otherwise in connection with the matters contemplated by this Agreement.

10.
A legal opinion in form and substance acceptable to the Lender from Pennsylvania, United State of America counsel in respect of the legality, validity and enforceability of the Corporate Guarantee in Pennsylvania, United States of America.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

11.
A legal opinion in form and substance acceptable to the Lender from its Singapore counsel, Messrs Allen & Gledhill LLP, in respect of the legality, validity and enforceability of this Agreement and the Debenture in Singapore.

12.	All fees due and payable to the Lender under this Agreement shall have been settled in full by the Borrower.

13.	Evidence of the termination of the credit facilities dated 29 September 2010 made between Kulicke & Soffa Global Holding Corporation and DBS Bank Ltd, Labuan Branch to the satisfaction of the Lender.

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

SCHEDULE 2
Certificate
Part I
(to be given by the Borrower)
referred to in paragraph 2 of Schedule 1

(Letterhead of the Borrower)

To: DBS BANK LTD.

I, [name] a director of KULICKE & SOFFA PTE. LTD. (registration number 199902120H) (the “Borrower”) of [address], HEREBY CERTIFY that:

(a)	attached hereto, marked “A”, are true, correct and up to date copies latest Memorandum and Articles of Association of the Borrower;

(b)	attached hereto, marked “B”, is a true and correct copy of the resolution duly passed by the board of directors of the Borrower duly convened and held on * 2011:

(i)
approving the terms of, and the transactions contemplated by a facilities agreement (“Facilities Agreement”) to be entered into between (1) the Borrower, and (2) DBS BANK LTD. (as Lender) relating to a short term loan facility of up to US Dollar Twelve Million (USD12,000,000.00) and a revolving credit facility of up to US Dollar Eight Million (USD8,000,000.00) (collectively the “Facilities”) and any Security Document (as defined in the Facilities Agreement) to which it is a party and resolving that it executes the Facilities Agreement and any Security Document to which it is a party; and

(ii)
authorising a specified person or persons for the execution, delivery and performance of the Facilities Agreement and such other documents relating to the Facilities (including but not limited to the STL Drawing Notice, the RC Drawing Notice or the Security Documents (as defined in Facilities Agreement)) on its behalf and where required the affixation of its common seal thereto in accordance with its Memorandum and Articles of Association, and such resolutions have not been amended, modified or revoked and are in full force and effect;

(c)
attached hereto, marked “C”, is the list of signatories of all the authorised signatories of the Borrower and their respective specimen signatures, any one (1) of whom has been authorised to give notices and communications under or in connection with the Facilities Agreement.

Signed:        .....................
Director
Date:

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

I, [name], a director of KULICKE & SOFFA PTE. LTD. (registration number 199902120H) (the “Borrower”) hereby certify that [name of director giving above certificate] is a duly appointed director of the Borrower and that the signature above is his/her signature.

Signed:        ....................
Director
Date:

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

Part II
(to be given by the Corporate Guarantor)
referred to in paragraph 3 of Schedule 1

(Letterhead of the Corporate Guarantor)

To: DBS BANK LTD.

I, [name] [an officer] of KULICKE AND SOFFA INDUSTRIES, INC (Company No. **) (the “Corporate Guarantor”) of [address], HEREBY CERTIFY that:

(a)	attached hereto, marked “A”, are true, correct and up to date copies of the constitutional documents of the Corporate Guarantor;

(b)	attached hereto, marked “B”, is a true and correct copy of the resolution duly passed by the board of directors of the Corporate Guarantor duly convened and held on * 2011:

(i)
approving the terms of, and the transactions contemplated by, the Corporate Guarantee to be executed by the Corporate Guarantor in favour of DBS Bank Ltd. in respect of a facilities agreement (“Facilities Agreement”) to be entered into between (1) KULICKE & SOFFA PTE. LTD. (as Borrower), and (2) DBS BANK LTD. (as Lender) relating to a short term loan facility of up to US Dollar Twelve Million (USD12,000,000.00) only and a revolving credit facility of up to US Dollar Eight Million (USD8,000,000.00) (collectively the “Facilities”);

(ii)
authorising a specified person or persons for the execution, delivery and performance of the Corporate Guarantee (as defined in the Facilities Agreement) and such other documents relating to the Facilities and where required the affixation of its common seal thereto in accordance with its constitutional documents, and such resolutions have not been amended, modified or revoked and are in full force and effect;

(c)
attached hereto, marked “C”, is the list of signatories of all the authorised signatories of the Corporate Guarantor and their respective specimen signatures, any one (1) of whom has been authorised to give notices and communications under or in connection with the Corporate Guarantee.

Signed:        .....................
Title:

Date:

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

I, [name], [an officer] of KULICKE AND SOFFA INDUSTRIES, INC (Company No. **) (the “Corporate Guarantor”) hereby certify that [name of [officer] giving above certificate] is a duly appointed [officer] of the Borrower and that the signature above is his/her signature.

Signed:        ....................
Title:

Date:

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

SCHEDULE 3
STL Drawing Notice

To:        DBS BANK LTD.
(as Lender)

[Date]

Facilities Agreement dated *     2011

We refer to the STL Facility constituted by a facilities agreement dated [*] day of [*] 2011 (the “Facilities Agreement”) between (1) KULICKE & SOFFA PTE. LTD. (registration number 199902120H) (“Borrower”); and (2) DBS BANK LTD. (registration number 196800306E) (“Lender”).

Terms defined in the Facilities Agreement shall have the same meanings herein.

We hereby:

(a)	give you notice that we wish to make a STL Drawing under the STL Facility in the amount of [**] only on [ * ] 2011;

(b)	elect the tenure of the STL Interest Period to be for a period of one (1) / two (2) / three (3) / six (6) month(s); [delete whichever not applicable]

(c)	request you to remit the STL Drawing directly to [**];

(d)	confirm that:-

(i)	the conditions contained in clause 4.1 of the Facilities Agreement are satisfied as at the date hereof and we know of no reason why it should not be satisfied as at the date referred to in (a) above;

(ii)
the representations and warranties contained in clause 11.1 of the Facilities Agreement if repeated at the date of this STL Drawing Notice with reference to the facts and circumstances subsisting at the date of this STL Drawing Notice would be true and accurate in all material respects; and

(iii)	no event of default mentioned in clause 13.1 has occurred which constitutes, or with the lapse of time and or the giving of notice and/or a relevant determination would constitute a default.

Yours faithfully

…………….....................................
for and on behalf of
KULICKE & SOFFA PTE. LTD.
(registration number 199902120H)

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

SCHEDULE 4
STL Rollover Notice

To:        DBS BANK LTD.
(as Lender)

[Date]

Facilities Agreement dated *       2011

We refer to the STL Facility constituted by a facilities agreement dated [*] day of [*] 2011 (the “Facilities Agreement”) between (1) KULICKE & SOFFA PTE. LTD. (registration number 199902120H) (“Borrower”); and (2) DBS BANK LTD. (registration number 196800306E) (“Lender”).

Terms defined in the Facilities Agreement shall have the same meanings herein.

We hereby:

(a)
give you notice that we wish to rollover a STL Drawing of ______________ having a STL Interest Payment Date on * and the Rollover is to have a STL Interest Period of * months after the date of the Rollover provided that the Lender has the funds for the requested STL Interest Period;

(b)	request you to remit the Drawing to [ ];

(c)	confirm that:-

(i)	the conditions contained in clause 4.1 of the Facilities Agreement are satisfied as at the date hereof and we know of no reason why it should not be satisfied as at the date referred to in (a) above;

(ii)
the representations and warranties contained in clause 11.1 of the Facilities Agreement if repeated at the date of this STL Rollover Notice with reference to the facts and circumstances subsisting at the date of this STL Rollover Notice would be true and accurate in all material respects; and

(iii)	no event of default mentioned in clause 13.1 has occurred which constitutes, or with the lapse of time and or the giving of notice and/or a relevant determination would constitute a default.

Yours faithfully

.............................................................................
for and on behalf of
KULICKE & SOFFA PTE. LTD.
(registration number 199902120H)

* delete whichever is inapplicable

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

SCHEDULE 5
RC Drawing Notice

To:        DBS BANK LTD.
(as Lender)

[Date]

Facilities Agreement dated *      2011

We refer to the RC Facility constituted by a facilities agreement dated [*] day of [*] 2011 (the “Facilities Agreement”) between (1) KULICKE & SOFFA PTE. LTD. (registration number 199902120H) (“Borrower”); and (2) DBS BANK LTD. (registration number 196800306E) (“Lender”).

Terms defined in the Facilities Agreement shall have the same meanings herein.

We hereby:

(a)	give you notice that we wish to make a RC Drawing under the RC Facility of on * 2011;

(b)	elect the tenure of the RC Interest Period to be for a period of one (1) / two (2) / three (3) / six (6) month(s); [delete whichever not applicable]

(c)	request you to remit the RC Drawing to [ ];

(d)	confirm that:-

(i)	the conditions contained in clause 4.1 of the Facilities Agreement are satisfied as at the date hereof and we know of no reason why it should not be satisfied as at the date referred to in (a) above;

(ii)
the representations and warranties contained in clause 11.1 of the Facilities Agreement if repeated at the date of this RC Drawing Notice with reference to the facts and circumstances subsisting at the date of this RC Drawing Notice would be true and accurate in all material respects; and

(iii)	no event of default mentioned in clause 13.1 has occurred which constitutes, or with the lapse of time and or the giving of notice and/or a relevant determination would constitute a default.

Yours faithfully

…………….....................................
for and on behalf of
KULICKE & SOFFA PTE. LTD. (registration number 199902120H)

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

SCHEDULE 6
RC Rollover Notice

To:        DBS BANK LTD.
(as Lender)

[Date]

Facilities Agreement dated *      2011

We refer to the RC Facility constituted by a facilities agreement dated [*] day of [*] 2011 (the “Facilities Agreement”) between (1) KULICKE & SOFFA PTE. LTD. (registration number 199902120H) (“Borrower”); and (2) DBS BANK LTD. (registration number 196800306E) (“Lender”).

Terms defined in the Facilities Agreement shall have the same meanings herein.

We hereby:

(a)
give you notice that we wish to rollover a RC Drawing of _____________ having a RC Interest Payment Date on * and the Rollover is to have a RC Interest Period of * months after the date of the Rollover provided that the Lender has the funds for the requested RC Interest Period;

(b)	request you to remit the Drawing to [ ];

(c)	confirm that:-

(i)	the conditions contained in clause 4.1 of the Facilities Agreement are satisfied as at the date hereof and we know of no reason why it should not be satisfied as at the date referred to in (a) above;

(ii)
the representations and warranties contained in clause 11.1 of the Facilities Agreement if repeated at the date of this RC Rollover Notice with reference to the facts and circumstances subsisting at the date of this RC Rollover Notice would be true and accurate in all material respects; and

(iii)	no event of default mentioned in clause 13.1 has occurred which constitutes, or with the lapse of time and or the giving of notice and/or a relevant determination would constitute a default.

Yours faithfully

.............................................................................
for and on behalf of
KULICKE & SOFFA PTE. LTD. (registration number 199902120H)

* delete whichever is inapplicable

Kulicke & Soffa Pte. Ltd. (registration
number 199902120H)
Short Term Loan Facility of up to
USD12,000,000.00 & Revolving Credit
Facility of up to USD8,000,000.00
- Facilities Agreement

Dated this 4th day of April 2011

SHORT TERM LOAN FACILITY OF UP TO USD12,000,000.00
REVOLVING CREDIT FACILITY OF UP TO USD8,000,000.00

FACILITIES AGREEMENT

Between

KULICKE & SOFFA PTE. LTD.
(registration number 199902120H)
(the Borrower)

And

DBS BANK LTD.
(registration number 196800306E)
 (the Lender)